UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08220

Voya Variable Products Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
December 31, 2019
Classes ADV, I, R6, S and S2
Voya Variable Products Trust
■
Voya MidCap Opportunities Portfolio

■
Voya SmallCap Opportunities Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. This report contains a summary portfolio of investments for the Portfolios. The Portfolios’ Form N-Q or Form N-PORT is available on the SEC’s website at www.sec.gov. The Portfolios’ complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, are available: on www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

New season, last year’s plot
Dear Shareholder,
The financial markets delivered strong performance in 2019, and at this juncture, in our view, the outlook for 2020 seems upbeat. Thanks to supportive central bank policies around the world, global economic growth is reaccelerating; manufacturing activity, a key metric for setting market expectations, appears to be strengthening. Recent progress in the trade negotiations between China and the U.S. also helps brighten the outlook as 2020 gets underway.
So expect smooth sailing, right? Maybe. Barely into the first week of the new year, the world faced the prospect of escalating conflict in the Middle East, though tensions appear to have eased since then. Markets initially pulled back in response to heightened uncertainty but regrouped quickly. Follow-on events, if they occur, may not impact markets that much: during 2019, investors generally did well by downplaying geopolitical concerns, and we could see the same behavior in 2020.
Still, we believe that turbulence seems to be the world’s modus operandi: economic and market uncertainty are still with us, trade issues remain unresolved and the upcoming U.S. presidential election adds another dimension of political uncertainty. Even though market participants have become more comfortable accepting risk, we have observed persistent preferences for higher-quality, lower-volatility assets. This tells us that investors perceive significant risks they wish to avoid, and points to the potential for volatile reactions to adverse news.
With potential surprises from anywhere, we believe investors should continue to diversify their portfolios as broadly as practicable, and not attempt to time the markets. At the start of 2019, in our opinion, many investors did not believe U.S. equities offered attractive return potential — acting on that belief would have resulted in missed opportunities. Remember that your portfolio is structured to meet your long-term objectives; changing it in response to short-term market conditions may put your long-term goals at risk. If your goals have changed, please discuss them thoroughly with your investment advisor before making any changes to your portfolio.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
January 21, 2020
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

Market Perspective: Year Ended December 31, 2019

In our semi-annual report, we described how global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, rose 16.69% for the half-year after a nervous start.
A trade war between the U.S. and China had been ongoing for more than a year, with U.S. tariffs on some $250 billion of Chinese goods in place together with Chinese tariffs on $110 billion of U.S. goods. The war was being waged against a backdrop of slowing global growth, in part the result of uncertainties caused by the trade war itself.
Fears on both fronts: the trade war and slowing global growth, would ebb and flow in the second half; yet the Index rose five months out of six, ending the year up 27.34%, just below the record set a few days earlier. (The Index returned 27.67% for the year ended December 31, 2019, measured in U.S. dollars.)
Entering May, trade talks had appeared to be going reasonably well and the path of least resistance for the Index still seemed upwards. This all changed when the President tweeted his intention to raise the existing 10% tariff on $200 billion of the $250 billion to 25% of Chinese goods. Trade negotiations had evidently broken down. Later he unexpectedly threatened tariffs on Mexican goods for reasons unrelated to trade.
On perceived slowing global growth, there was still plenty to worry about.
In Europe, manufacturing was in contraction. The euro zone’s annual growth in gross domestic product (“GDP”) in the second and third quarters of 2019 was just 1.2%. In the U.K., chronic disagreement about whether and how to leave the European Union (“Brexit”) culminated in a general election called for December.
Japan, with manufacturing also in contraction, managed GDP growth of 2.0% annualized in the second quarter, slipping to 1.8% in the third. Exports and imports were both falling and core inflation languished at 0.8%, with a demand-dampening sales tax increase effective on October 1.
China’s GDP grew at 6.0% in the third quarter, the smallest advance in 27 years. Industrial production was expanding near the slowest pace in 17 years, retail sales in 16 years.
In the U.S., manufacturing fell into contraction in September. Corporate profits were flat to falling year-over-year. While annualized first quarter growth had surprised to the upside at 3.1%, it fell to 2.0% and 2.1% in the second and third quarters, respectively. Growth was heavily dependent on consumer spending, supported by the lowest unemployment rate since 1969.
Back in the markets, after May’s slump, central banks came to the rescue in June. On June 19 the Federal Open Market Committee (“FOMC”) left rates unchanged, but markets heard Chairman Powell signal a cut in July. The European Central Bank announced its willingness to cut its already negative deposit rate and resume bond purchases. The Japanese government also promised increased stimulus. Plans for tariffs on Mexican imports were “indefinitely suspended”, and investors were finally left to cheer a truce in the U.S.-China trade conflict, agreed on June 29.
July was a comparatively quiet month. The FOMC duly cut the federal funds rate by 25 basis points (0.25%), but disappointed some, including the President, by referring to it as only a “mid-cycle adjustment”. And it was back to trade-war angst in August, as first the President announced 10% tariffs on the approximately
$300 billion of Chinese imports as yet unaffected, and then increased existing and planned tariffs by 5% when China retaliated.
The market rollercoaster lurched back up in September and October, when high-level trade talks between the U.S. and China resumed. Both sides expressed confidence that “Phase 1” of a deal was possible by year-end. The FOMC cut rates again in both months.
And as year-end approached, a more positive narrative was increasingly heard. Markets were rising despite trade tensions, sluggish global growth, declining profits and political uncertainties in the U.S. and elsewhere. Perhaps, some commentators ventured, this was a signal that the worst was over. The Phase 1 trade deal was announced, amid some skepticism on the details, as was agreement on USMCA, the replacement for NAFTA. The U.K. government’s emphatic election victory might offer more clarity on Brexit. Central banks were all supportive and some of the economic data were starting to improve.
In U.S. fixed income markets, the Treasury yield curve fell. For the year, the Bloomberg Barclays U.S. Aggregate Bond Index rose 8.72%. The Bloomberg Barclays Long-Term U.S. Treasury sub-index returned 14.83%, the 30-year yield briefly dipping below 2% in August. The 10-year yield on Japanese and some euro zone government bonds ended below zero.
U.S. equities, represented by the S&P 500® Index, including dividends, surged 31.49%. Technology was by far the top performer, up 50.29%, led by Apple and Microsoft. Energy, exposed to slowing global economic activity, was the weakest, but still rose 11.81%.
In currencies, the dollar rose 2.04% against the euro, but lost 3.80% against the pound and 0.97% against the yen. On a trade-weighted basis, according to Reuters, the dollar had the smallest annual move ever in 2019.
In international markets, the MSCI Japan® Index ended up 18.48% for the year, supported by the Bank of Japan’s purchases of exchange-traded funds, but pressured by Japan’s own vulnerability to a trade war. The MSCI Europe ex U.K.® Index advanced 26.43%, powered by capital goods and pharmaceuticals companies. The MSCI U.K.® Index rose 16.37%, dampened by Brexit concerns, but also affected by the company-specific fortunes of MSCI U.K.’s market heavyweights. Among the largest contributors were pharmaceuticals, AstraZeneca and GlaxoSmithKline; the biggest detractors were miner Glencore and HSBC.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
MSCI Europe ex U.K.® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.K.® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Growth Index	An index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell Midcap® Growth Index	An index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Voya MidCap Opportunities Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2019 (as a percentage of net assets)

Information Technology	33.5%
Industrials	16.8%
Consumer Discretionary	15.3%
Health Care	15.2%
Financials	4.6%
Communication Services	3.9%
Consumer Staples	3.2%
Materials	3.0%
Real Estate	2.7%
Energy	1.1%
Assets in Excess of Other Liabilities*	0.7%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya MidCap Opportunities Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Jeffery Bianchi, CFA, Kristy Finnegan, CFA, and Michael Pytosh, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2019, the Portfolio’s Class I shares provided a total return of 29.34% compared to the Russell Midcap® Growth Index and the Russell Midcap® Index, which returned 35.47% and 30.54%, respectively, for the same period.
Portfolio Specifics: The Portfolio underperformed the Russell Midcap® Growth Index during the reporting period, namely due to stock selection effects. In particular, holdings in the information technology and consumer discretionary sectors detracted the most from performance. An allocation to cash, while within the typical range, was also a headwind during the period. On the upside, stock selection in the health care and communication services sectors contributed the most to performance.
The biggest detractors included World Wrestling Entertainment, Inc., GoDaddy, Inc. and Advanced Micro Devices, Inc.
An overweight position in World Wrestling Entertainment, Inc. detracted from results. The stock was under short-term pressure due to weak engagement metrics around TV ratings and attendance levels at live events, caused by wrestling talent being injured and unable to participate in these events.
An overweight position in GoDaddy, Inc., a domain name registration and web hosting service provider, was negative for results. The company reported solid second quarter earnings, with an acceleration in bookings and revenues, in addition to reiterated annual guidance. However, management indicated that free cash flow was light due to a difference in timing on collections and vendor payments. Investor concerns regarding the unexpected announced departure of the Chief Executive Officer after nine years due to health reasons further pressured the stock.
Not owning Advanced Micro Devices, Inc. earlier in the reporting period was a headwind for performance. Its shares advanced due to improved commentary regarding U.S./China trade tensions and a well-received new product launch. Increasing investor confidence in Advanced Micro Devices’ ability to execute on its long-term growth strategies was also beneficial throughout the period.
The top contributors during the year included DexCom, Inc., Synopsys, Inc. and Exact Sciences Corporation.
An overweight position in continuous glucose monitoring medical device manufacturing company DexCom, Inc. contributed to performance. The stock price advanced following a well-received 14% revenue beat, which was primarily driven by a re-acceleration in its U.S. business. Management raised
Top Ten Holdings as of December 31, 2019 (as a percentage of net assets)

Fiserv, Inc.	3.7%
O’Reilly Automotive, Inc.	3.2%
Global Payments, Inc.	2.5%
DexCom, Inc.	2.5%
Ingersoll-Rand PLC - Class A	2.4%
Ametek, Inc.	2.3%
Synopsys, Inc.	2.3%
Quanta Services, Inc.	2.3%
Lam Research Corp.	2.3%
Zebra Technologies Corp.	2.1%
Portfolio holdings are subject to change daily.
calendar year 2019 guidance in excess of the third quarter beat and investors gained further conviction in the sustainability of growth.
An overweight position in software company Synopsys, Inc. generated positive results during the period. The stock was rewarded for continued demand for its services, primarily driven by growth opportunities within its Design Internet Protocol and Software Integrity Group segments.
An overweight position in molecular diagnostics company Exact Sciences Corp. was additive for returns. Its shares advanced following stronger-than-expected revenue growth for Cologuard thanks to salesforce expansion and a marketing joint venture with Pfizer. In addition, Exact Sciences Corp. has made progress with its product pipeline, and the recent acquisition of Genomic Health will expand the company’s cancer-testing portfolio into breast and prostate cancers.
Current Strategy and Outlook: In our view, the U.S. economy is in the later stages of the economic cycle. While the health of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow, active dividend increases and share buybacks, we believe corporate profit growth is poised to decelerate as record high incremental margins reach their peak. As a disciplined manager, we remain true to our investment process regardless of the unpredictable market environment, investing in companies with what we believe to be strong fundamentals and attractive relative valuations.

*
Effective August 1, 2019. Kristy Finnegan was added as a portfolio manager for the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya MidCap Opportunities Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	28.68%	9.49%	12.54%
Class I	29.34%	10.05%	13.13%
Class R6(1)	29.34%	10.05%	13.13%
Class S	29.06%	9.78%	12.84%
Class S2	28.89%	9.61%	12.66%
Russell Midcap® Growth Index	35.47%	11.60%	14.24%
Russell Midcap® Index	30.54%	9.33%	13.19%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya MidCap Opportunities Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya SmallCap Opportunities Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2019 (as a percentage of net assets)

Health Care	27.1%
Industrials	21.5%
Information Technology	19.1%
Consumer Discretionary	13.1%
Financials	4.0%
Consumer Staples	3.9%
Materials	3.2%
Real Estate	2.8%
Communication Services	2.3%
Energy	1.0%
Assets in Excess of Other Liabilities*	2.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya SmallCap Opportunities Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by, James Hasso and Joseph Basset, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2019, the Portfolio’s Class I shares provided a total return of 25.70%, compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned 28.48% and 25.52%, respectively, for the same period.
Portfolio Specifics: The Portfolio underperformed the Russell 2000® Growth Index during the reporting period, due to unfavorable sector allocation. In particular, an underweight to the pharmaceutical & biotechnology sector and an allocation to cash, while within the typical range, were headwinds for returns. Stock selection and holdings in the health care equipment & services and communication services sectors were negative for performance. In contrast, stock selection in the capital goods and hardware & equipment sectors contributed the most to returns.
Among the key detractors for the period were Merit Medical Systems, Inc., Boingo Wireless, Inc. and Arrowhead Pharmaceuticals, Inc.
An overweight position in disposable medical devices company Merit Medical Systems, Inc. detracted from results. The stock traded off following disappointing second quarter 2019 earnings results and trimmed guidance. While the company reported a better-than-expected organic growth rate and glided toward continued strength into 2019/20, its gross margins came in well below expectations. Following an improvement in gross margins over the past three years, this decline heightened investor concerns.
An overweight position in wireless connectivity provider Boingo Wireless, Inc. was a headwind for returns. Despite reporting in-line fiscal year first quarter revenue in early May, lower than expected earnings before interest, taxes, depreciation and ammortization (“EBITDA”) disappointed investors. Furthermore, announcements of Heathrow and John Wayne airport contracts were not enough for investors to overlook the company’s full-year revenue and EBITDA guidance that were maintained at below Wall Street expectations.
Not owning Arrowhead Pharmaceuticals, Inc. earlier in the period detracted from results. Its shares advanced throughout the period as result of positive data from its RNAi drugs, with the potential for multiple indications across various diseases. Investors saw further upside in its existing platform technology, as well as prospective new programs, and its partnerships with Johnson & Johnson and Amgen, Inc.
Among the main individual contributors to performance were Generac Holdings, Inc., Crocs, Inc. and Lumentum Holdings, Inc.
Within the electrical products sector, an overweight position in Generac Holdings, Inc. generated favorable results during the period. The company has
Top Ten Holdings as of December 31, 2019 (as a percentage of net assets)

Performance Food Group Co.	1.6%
Generac Holdings, Inc.	1.4%
j2 Global, Inc.	1.4%
Helen of Troy Ltd.	1.3%
Brink’s Co.	1.3%
Repligen Corp.	1.3%
John Bean Technologies Corp.	1.3%
Trex Co., Inc.	1.2%
Ryman Hospitality Properties	1.3%
Amedisys, Inc.	1.2%
Portfolio holdings are subject to change daily.
benefited from California utilities companies choosing to de-energize lines during high wind events as a fire precaution — a move that has incentivized residents to buy/install a generator. The stock advanced further following its third quarter 2019 earnings that exceeded expectations, which reiterated in Generac Holdings’ plans for growth and additional upside.
An overweight position in footwear and apparel company Crocs, Inc. generated positive results. In addition to successfully implementing well-received price increases on its e-commerce site in North America with store price increases forthcoming, its shares advanced as the company redoubled their efforts in their core clog shoe. Furthermore, Crocs, Inc. has spurred demand with celebrity collaborations and tightening up distribution driving strong sell-throughs which has allowed the company to increase pricing.
Within the hardware & equipment sector, an overweight position in Lumentum Holdings, Inc. was additive for returns. After a significant decline in May, due to concerns regarding the company’s exposure to Huawei Technologies, its shares regained ground as trade talks between China and the U.S. began to improve.
Current Strategy and Outlook: We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our Portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong managements, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the Portfolio is well positioned, as we believe that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya SmallCap Opportunities Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Year	10 Year
Class ADV	25.09%	6.60%	11.73%
Class I	25.70%	7.13%	12.28%
Class R6(1)	25.71%	7.13%	12.29%
Class S	25.38%	6.86%	12.01%
Class S2	25.15%	6.70%	11.83%
Russell 2000® Growth Index	28.48%	9.34%	13.01%
Russell 2000® Index	25.52%	8.23%	11.83%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya SmallCap Opportunities Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2019*	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2019*
Voya MidCap Opportunities Portfolio
Class ADV	$1,000.00	$1,063.80	1.16%	$6.03	$1,000.00	$1,019.36	1.16%	$5.90
Class I	1,000.00	1,066.90	0.66	3.44	1,000.00	1,021.88	0.66	3.36
Class R6	1,000.00	1,066.90	0.66	3.44	1,000.00	1,021.88	0.66	3.36
Class S	1,000.00	1,065.60	0.91	4.74	1,000.00	1,020.62	0.91	4.63
Class S2	1,000.00	1,065.10	1.06	5.52	1,000.00	1,019.86	1.06	5.40
Voya SmallCap Opportunities Portfolio
Class ADV	$1,000.00	$1,041.10	1.38%	$7.10	$1,000.00	$1,018.25	1.38%	$7.02
Class I	1,000.00	1,043.50	0.88	4.53	1,000.00	1,020.77	0.88	4.48
Class R6	1,000.00	1,043.50	0.88	4.53	1,000.00	1,020.77	0.88	4.48
Class S	1,000.00	1,042.10	1.13	5.82	1,000.00	1,019.51	1.13	5.75
Class S2	1,000.00	1,041.30	1.28	6.59	1,000.00	1,018.75	1.28	6.51

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees
Voya Variable Products Trust:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya MidCap Opportunities Portfolio and Voya SmallCap Opportunities Portfolio (the Funds), each a series of Voya Variable Products Trust, including the summary portfolios of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
February 13, 2020

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2019

	Voya MidCap Opportunities Portfolio	Voya SmallCap Opportunities Portfolio
ASSETS:
Investments in securities at fair value+*	$1,943,162,543	$328,057,772
Short-term investments at fair value**	64,412,405	10,959,155
Cash	355,451	—
Receivables:
Investment securities sold	—	11,163,143
Fund shares sold	160,684	215,033
Dividends	2,563,481	123,837
Interest	80	120
Foreign tax reclaims	1,364	—
Prepaid expenses	13,699	2,536
Reimbursement due from manager	202,421	—
Other assets	88,625	13,118
Total assets	2,010,960,753	350,534,714
LIABILITIES:
Payable for investment securities purchased	—	3,203,942
Payable for fund shares redeemed	3,925,721	783,765
Payable upon receipt of securities loaned	48,024,405	10,959,155
Payable for investment management fees	1,247,315	236,656
Payable for distribution and shareholder service fees	269,960	38,962
Payable to custodian due to bank overdraft	—	514,069
Payable to trustees under the deferred compensation plan (Note 6)	88,625	13,118
Payable for trustee fees	9,698	1,714
Other accrued expenses and liabilities	270,375	69,523
Total liabilities	53,836,099	15,820,904
NET ASSETS	$1,957,124,654	$334,713,810
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,561,775,632	$314,982,681
Total distributable earnings	395,349,022	19,731,129
NET ASSETS	$1,957,124,654	$334,713,810
+ Including securities loaned at value	$46,966,944	$10,713,823
* Cost of investments in securities	$1,650,460,837	$303,399,460
** Cost of short-term investments	$64,412,405	$10,959,155
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2019 (continued)

	Voya MidCap Opportunities Portfolio	Voya SmallCap Opportunities Portfolio
Class ADV
Net assets	$154,332,603	$67,554,973
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	12,382,585	3,451,797
Net asset value and redemption price per share	$12.46	$19.57
Class I
Net assets	$797,160,625	$199,372,051
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	57,282,054	8,804,976
Net asset value and redemption price per share	$13.92	$22.64
Class R6
Net assets	$76,594,638	$20,996,571
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	5,504,277	927,556
Net asset value and redemption price per share	$13.92	$22.64
Class S
Net assets	$882,543,400	$43,527,060
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	68,280,601	2,105,851
Net asset value and redemption price per share	$12.93	$20.67
Class S2
Net assets	$46,493,388	$3,263,155
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	3,646,901	163,286
Net asset value and redemption price per share	$12.75	$19.98
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2019

	Voya MidCap Opportunities Portfolio	Voya SmallCap Opportunities Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$20,559,172	$2,489,329
Interest	146	134
Securities lending income, net	110,065	94,994
Total investment income	20,669,383	2,584,457
EXPENSES:
Investment management fees	14,576,524	2,867,731
Distribution and shareholder service fees:
Class ADV	774,676	339,289
Class S	2,252,542	116,014
Class S2	187,326	14,227
Transfer agent fees	3,741	967
Shareholder reporting expense	200,220	36,465
Professional fees	138,305	25,120
Custody and accounting expense	217,711	57,465
Trustee fees	77,581	13,714
Miscellaneous expense	93,619	23,282
Interest expense	2,599	2,085
Total expenses	18,524,844	3,496,359
Waived and reimbursed fees	(2,474,784)	—
Net expenses	16,050,060	3,496,359
Net investment income (loss)	4,619,323	(911,902)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	113,418,520	1,184,298
Foreign currency related transactions	(469)	—
Net realized gain	113,418,051	1,184,298
Net change in unrealized appreciation (depreciation) on:
Investments	370,076,597	76,057,998
Foreign currency related transactions	436	—
Net change in unrealized appreciation (depreciation)	370,077,033	76,057,998
Net realized and unrealized gain	483,495,084	77,242,296
Increase in net assets resulting from operations	$488,114,407	$76,330,394
* Foreign taxes withheld	$80,149	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya MidCap Opportunities Portfolio		Voya SmallCap Opportunities Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income (loss)	$4,619,323	$757,499	$(911,902)	$(555,629)
Net realized gain	113,418,051	228,932,932	1,184,298	41,412,595
Net change in unrealized appreciation (depreciation)	370,077,033	(369,210,136)	76,057,998	(101,470,032)
Increase (decrease) in net assets resulting from operations	488,114,407	(139,519,705)	76,330,394	(60,613,066)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(19,967,832)	(17,402,459)	(9,811,755)	(13,717,553)
Class I	(91,356,277)	(82,330,301)	(26,063,639)	(37,475,144)
Class R6	(5,741,725)	(2,360,779)	(3,072,662)	(4,878,536)
Class S	(113,564,438)	(103,014,216)	(6,382,391)	(9,040,597)
Class S2	(5,959,326)	(5,185,374)	(525,535)	(776,349)
Total distributions	(236,589,598)	(210,293,129)	(45,855,982)	(65,888,179)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	100,718,869	139,091,558	21,944,766	53,706,088
Reinvestment of distributions	236,589,598	210,292,795	45,855,982	65,888,179
	337,308,467	349,384,353	67,800,748	119,594,267
Cost of shares redeemed	(405,855,760)	(423,404,871)	(80,480,822)	(87,140,975)
Net increase (decrease) in net assets resulting from capital share transactions	(68,547,293)	(74,020,518)	(12,680,074)	32,453,292
Net increase (decrease) in net assets	182,977,516	(423,833,352)	17,794,338	(94,047,953)
NET ASSETS:
Beginning of year or period	1,774,147,138	2,197,980,490	316,919,472	410,967,425
End of year or period	$1,957,124,654	$1,774,147,138	$334,713,810	$316,919,472

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya MidCap Opportunities Portfolio
Class ADV
12-31-19	11.07	(0.01)	3.09	3.08	0.01	1.68	—	1.69	—	12.46	28.68	1.29	1.16	1.16	(0.10)	154,333	95
12-31-18	13.44	(0.04)	(0.87)	(0.91)	—	1.46	—	1.46	—	11.07	(7.98)	1.28	1.16	1.16	(0.30)	141,404	102
12-31-17	11.48	(0.04)	2.77	2.73	—	0.77	—	0.77	—	13.44	24.49	1.29	1.23	1.23	(0.37)	169,714	105
12-31-16	12.14	(0.03)	0.81	0.78	—	1.44	—	1.44	—	11.48	6.78	1.31	1.31	1.31	(0.27)	122,629	91
12-31-15	14.50	(0.06)	(0.04)	(0.10)	—	2.26	—	2.26	—	12.14	(0.04)	1.31	1.31	1.31	(0.47)	133,648	94
Class I
12-31-19	12.17	0.05	3.42	3.47	0.04	1.68	—	1.72	—	13.92	29.34	0.79	0.66	0.66	0.40	797,161	95
12-31-18	14.56	0.03	(0.96)	(0.93)	—	1.46	—	1.46	—	12.17	(7.48)	0.78	0.66	0.66	0.20	721,478	102
12-31-17	12.34	0.02	2.99	3.01	0.02	0.77	—	0.79	—	14.56	25.09	0.79	0.73	0.73	0.13	913,054	105
12-31-16	12.89	0.03	0.86	0.89	—	1.44	—	1.44	—	12.34	7.27	0.81	0.81	0.81	0.24	577,101	91
12-31-15	15.17	0.00*	(0.02)	(0.02)	—	2.26	—	2.26	—	12.89	0.52	0.81	0.81	0.81	0.02	538,645	94
Class R6
12-31-19	12.17	0.05	3.42	3.47	0.04	1.68	—	1.72	—	13.92	29.34	0.79	0.66	0.66	0.45	76,595	95
12-31-18	14.56	0.02	(0.95)	(0.93)	—	1.46	—	1.46	—	12.17	(7.48)	0.78	0.66	0.66	0.22	32,929	102
12-31-17	12.34	0.01	3.00	3.01	0.02	0.77	—	0.79	—	14.56	25.09	0.79	0.73	0.73	0.10	10,197	105
12-31-16	12.89	0.04•	0.85	0.89	—	1.44	—	1.44	—	12.34	7.27	0.81	0.81	0.81	0.33	1,129	91
11-24-15(5) - 12-31-15	13.14	0.00*•	(0.25)	(0.25)	—	—	—	—	—	12.89	(1.90)	0.81	0.81	0.81	0.29	3	94
Class S
12-31-19	11.41	0.02	3.20	3.22	0.02	1.68	—	1.70	—	12.93	29.06	1.04	0.91	0.91	0.15	882,543	95
12-31-18	13.77	(0.01)	(0.89)	(0.90)	—	1.46	—	1.46	—	11.41	(7.70)	1.03	0.91	0.91	(0.05)	836,518	102
12-31-17	11.72	(0.02)	2.84	2.82	—	0.77	—	0.77	—	13.77	24.77	1.04	0.96	0.96	(0.12)	1,053,376	105
12-31-16	12.34	(0.00)*	0.82	0.82	—	1.44	—	1.44	—	11.72	7.01	1.06	1.06	1.06	(0.02)	473,516	91
12-31-15	14.66	(0.03)	(0.03)	(0.06)	—	2.26	—	2.26	—	12.34	0.25	1.06	1.06	1.06	(0.22)	526,751	94
Class S2
12-31-19	11.28	0.00*	3.16	3.16	0.01	1.68	—	1.69	—	12.75	28.89	1.19	1.06	1.06	0.00*	46,493	95
12-31-18	13.66	(0.03)	(0.89)	(0.92)	—	1.46	—	1.46	—	11.28	(7.92)	1.18	1.06	1.06	(0.20)	41,818	102
12-31-17	11.65	(0.03)	2.81	2.78	—	0.77	—	0.77	—	13.66	24.57	1.19	1.13	1.13	(0.31)	51,640	105
12-31-16	12.29	(0.02)	0.82	0.80	—	1.44	—	1.44	—	11.65	6.87	1.24	1.21	1.21	(0.17)	11,488	91
12-31-15	14.63	(0.05)	(0.03)	(0.08)	—	2.26	—	2.26	—	12.29	0.12	1.31	1.21	1.21	(0.37)	13,291	94
Voya SmallCap Opportunities Portfolio
Class ADV
12-31-19	18.21	(0.12)	4.57	4.45	—	3.09	—	3.09	—	19.57	25.09	1.38	1.38	1.38	(0.63)	67,555	133
12-31-18	26.04	(0.12)	(3.11)	(3.23)	—	4.60	—	4.60	—	18.21	(16.29)	1.37	1.37	1.37	(0.50)	61,957	108
12-31-17	23.49	(0.10)	4.24	4.14	—	1.59	—	1.59	—	26.04	18.12	1.37	1.37	1.37	(0.42)	81,104	85
12-31-16	23.00	(0.06)	2.75	2.69	—	2.20	—	2.20	—	23.49	12.80	1.37	1.37	1.37	(0.30)	70,076	73
12-31-15	26.26	(0.15)•	(0.36)	(0.51)	—	2.75	—	2.75	—	23.00	(1.36)	1.38	1.38	1.38	(0.58)	59,615	55
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya SmallCap Opportunities Portfolio (continued)
Class I
12-31-19	20.57	(0.03)	5.19	5.16	—	3.09	—	3.09	—	22.64	25.70	0.88	0.88	0.88	(0.13)	199,372	133
12-31-18	28.72	0.00*	(3.55)	(3.55)	—	4.60	—	4.60	—	20.57	(15.87)	0.87	0.87	0.87	0.00*	182,621	108
12-31-17	25.65	0.02	4.66	4.68	0.02	1.59	—	1.61	—	28.72	18.73	0.87	0.87	0.87	0.08	238,478	85
12-31-16	24.79	0.05	3.01	3.06	—	2.20	—	2.20	—	25.65	13.40	0.87	0.87	0.87	0.20	256,039	73
12-31-15	27.95	(0.02)	(0.39)	(0.41)	—	2.75	—	2.75	—	24.79	(0.91)	0.88	0.88	0.88	(0.08)	217,750	55
Class R6
12-31-19	20.57	(0.03)	5.19	5.16	—	3.09	—	3.09	—	22.64	25.71	0.88	0.88	0.88	(0.13)	20,997	133
12-31-18	28.72	0.00*	(3.55)	(3.55)	—	4.60	—	4.60	—	20.57	(15.87)	0.87	0.87	0.87	0.00*	23,066	108
12-31-17	25.65	0.02	4.66	4.68	0.02	1.59	—	1.61	—	28.72	18.73	0.87	0.87	0.87	0.12	27,180	85
12-31-16	24.80	0.12•	2.93	3.05	—	2.20	—	2.20	—	25.65	13.35	0.87	0.87	0.87	0.48	4,270	73
11-24-15(5) - 12-31-15	25.87	0.01•	(1.08)	(1.07)	—	—	—	—	—	24.80	(4.14)	0.88	0.88	0.88	0.53	3	55
Class S
12-31-19	19.05	(0.08)	4.79	4.71	—	3.09	—	3.09	—	20.67	25.38	1.13	1.13	1.13	(0.38)	43,527	133
12-31-18	26.98	(0.06)	(3.27)	(3.33)	—	4.60	—	4.60	—	19.05	(16.09)	1.12	1.12	1.12	(0.25)	45,898	108
12-31-17	24.22	(0.05)	4.40	4.35	—	1.59	—	1.59	—	26.98	18.45	1.12	1.12	1.12	(0.18)	58,929	85
12-31-16	23.59	(0.01)	2.84	2.83	—	2.20	—	2.20	—	24.22	13.09	1.12	1.12	1.12	(0.06)	67,086	73
12-31-15	26.80	(0.09)	(0.37)	(0.46)	—	2.75	—	2.75	—	23.59	(1.13)	1.13	1.13	1.13	(0.34)	69,745	55
Class S2
12-31-19	18.53	(0.12)	4.66	4.54	—	3.09	—	3.09	—	19.98	25.15	1.28	1.28	1.28	(0.53)	3,263	133
12-31-18	26.39	(0.11)	(3.15)	(3.26)	—	4.60	—	4.60	—	18.53	(16.18)	1.27	1.27	1.27	(0.41)	3,377	108
12-31-17	23.76	(0.09)	4.31	4.22	—	1.59	—	1.59	—	26.39	18.25	1.27	1.27	1.27	(0.33)	5,277	85
12-31-16	23.21	(0.04)	2.79	2.75	—	2.20	—	2.20	—	23.76	12.95	1.30	1.27	1.27	(0.20)	5,192	73
12-31-15	26.46	(0.12)	(0.38)	(0.50)	—	2.75	—	2.75	—	23.21	(1.31)	1.38	1.28	1.28	(0.49)	4,454	55

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019

NOTE 1 — ORGANIZATION
Voya Variable Products Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Massachusetts business trust on December 17, 1993. There are two active separate investment series (each a “Portfolio” and collectively the “Portfolios”) that comprise the Trust: Voya MidCap Opportunities Portfolio (“MidCap Opportunities”) and Voya SmallCap Opportunities Portfolio (“SmallCap Opportunities”), each a diversified series of the Trust. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Adviser Class (“Class ADV”), Class I, Class R6, Class S, and Service 2 Class (“Class S2”). With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Portfolios’ investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income are declared and paid quarterly by each Portfolio. Each Portfolio distributes capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
E. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.
H. Securities Lending. Each Portfolio may temporarily loan up to 33% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
I. Restricted Securities. Each Portfolio may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
J. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2019, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
	Purchases	Sales
MidCap Opportunities	$1,802,865,575	$2,058,428,025
SmallCap Opportunities	446,817,767	509,206,325
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

MidCap Opportunities	0.85% on the first $250 million; 0.80% on the next $400 million; 0.75% on the next $450 million; and 0.70% in excess of $1.1 billion
SmallCap Opportunities	0.85% on the first $250 million; 0.80% on the next $250 million; 0.75% on the next $250 million; 0.70% on the next $250 million; and 0.65% in excess of $1 billion
The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class ADV and Class S2 shares of the respective Portfolios are subject to a shareholder service and distribution plan (the “Plan”). Under the Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% of the average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor is paid an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its Class ADV shares and the Distributor is paid an annual distribution fee at the rate of 0.15% of the average daily net assets attributable to its Class S2 shares.
Class S shares of the Portfolios are subject to a shareholder services plan (the “Shareholder Services Plan”). Under the Shareholder Services Plan, each Portfolio pays the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets attributable to its Class S shares as compensation for services the Distributor provides and expenses it bears in connection with shareholder services rendered to Portfolio shareholders and the maintenance of shareholders’ accounts.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2019, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:
Subsidiary	Portfolio	Percentage
ReliaStar Life Insurance Company	SmallCap Opportunities	10.58%
Subsidiary	Portfolio	Percentage
Voya Institutional Trust Company	MidCap Opportunities	19.59
	SmallCap Opportunities	36.46
Voya Retirement Insurance and Annuity Company	MidCap Opportunities	32.32
	SmallCap Opportunities	41.25
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Portfolios’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit the expenses excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Portfolio	Class ADV	Class I	Class R6	Class S	Class S2
MidCap Opportunities(1)	1.40%	0.90%	0.90%	1.10%	1.30%

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

Portfolio	Class ADV	Class I	Class R6	Class S	Class S2
SmallCap Opportunities	1.42%	0.92%	0.92%	1.17%	1.32%

(1)
Pursuant to a side letter agreement, through May 1, 2020, the Investment Adviser has further lowered the expense limits for MidCap Opportunities to 1.16%, 0.66%, 0.66%, 0.91%, and 1.06% for Class ADV, Class I, Class R6, Class S, and Class S2, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2019, the Portfolios did not have any amount of waived and/or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.
The Expense Limitation Agreement is contractual through May 1, 2020 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 17, 2019, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 15, 2020. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 17, 2019, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 17, 2019.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolio utilized the line of credit during the year ended December 31, 2019.
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
SmallCap Opportunities	4	$1,932,500	2.62%

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
MidCap Opportunities
Class ADV
12/31/2019	356,965	—	1,691,270	(2,439,897)	(391,662)	4,352,473	—	19,967,832	(29,764,347)	(5,444,042)
12/31/2018	715,488	—	1,394,853	(1,965,039)	145,302	9,237,334	—	17,402,459	(25,706,390)	933,403
Class I
12/31/2019	3,470,505	—	6,936,864	(12,432,218)	(2,024,849)	47,730,033	—	91,356,277	(171,513,643)	(32,427,333)
12/31/2018	5,122,193	—	6,019,748	(14,545,251)	(3,403,310)	73,426,441	—	82,330,301	(210,383,019)	(54,626,277)
Class R6
12/31/2019	3,082,601	—	436,152	(721,268)	2,797,485	41,380,883	—	5,741,725	(9,763,326)	37,359,282
12/31/2018	2,111,222	—	172,567	(277,275)	2,006,514	30,338,327	—	2,360,445	(3,958,719)	28,740,053
Class S
12/31/2019	458,580	—	9,282,130	(14,790,129)	(5,049,419)	5,760,883	—	113,564,438	(186,430,681)	(67,105,360)
12/31/2018	1,720,216	—	8,025,222	(12,892,086)	(3,146,648)	22,855,393	—	103,014,216	(173,795,518)	(47,925,909)

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
MidCap Opportunities (continued)
Class S2
12/31/2019	120,536	—	493,498	(673,560)	(59,526)	1,494,597	—	5,959,326	(8,383,763)	(929,840)
12/31/2018	241,942	—	408,095	(724,579)	(74,542)	3,234,063	—	5,185,374	(9,561,225)	(1,141,788)
SmallCap Opportunities
Class ADV
12/31/2019	216,946	—	520,022	(686,942)	50,026	4,263,735	—	9,811,755	(13,499,781)	575,709
12/31/2018	289,958	—	578,757	(580,953)	287,762	6,612,074	—	13,717,553	(14,066,775)	6,262,852
Class I
12/31/2019	482,222	—	1,196,800	(1,750,590)	(71,568)	11,011,490	—	26,063,639	(38,994,410)	(1,919,281)
12/31/2018	861,956	—	1,403,552	(1,692,287)	573,221	24,985,149	—	37,475,144	(45,763,227)	16,697,066
Class R6
12/31/2019	177,892	—	141,156	(512,928)	(193,880)	4,169,909	—	3,072,662	(11,574,514)	(4,331,943)
12/31/2018	351,736	—	182,726	(359,549)	174,913	10,161,885	—	4,878,536	(9,841,868)	5,198,553
Class S
12/31/2019	104,838	—	320,756	(729,381)	(303,787)	2,214,691	—	6,382,391	(15,234,164)	(6,637,082)
12/31/2018	455,235	—	365,061	(595,212)	225,084	11,242,207	—	9,040,597	(15,534,406)	4,748,398
Class S2
12/31/2019	14,234	—	27,289	(60,537)	(19,014)	284,941	—	525,535	(1,177,953)	(367,477)
12/31/2018	26,414	—	32,223	(76,278)	(17,641)	704,773	—	776,349	(1,934,699)	(453,577)
NOTE 10 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted
Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Portfolios.
The following tables represent a summary of the Portfolios’ securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2019:

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 10 — SECURITIES LENDING (continued)

MidCap Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$299,209	$(299,209)	$—
Citadel Clearing LLC	146,053	(146,053)	—
Citadel Securities LLC	2,455,816	(2,455,816)	—
Credit Suisse AG	3,115,125	(3,115,125)	—
J.P. Morgan Securities LLC	12,476,622	(12,476,622)	—
Morgan Stanley & Co. LLC	22,070,133	(22,070,133)	—
State Street Bank and Trust Company	1,655,550	(1,655,550)	—
Wells Fargo Bank NA	4,748,436	(4,748,436)	—
Total	$46,966,944	$(46,966,944)	$—

(1)
Collateral with a fair value of  $48,024,405 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

SmallCap Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc	$120,044	$(120,044)	$—
BofA Securities Inc	1,551,085	(1,551,085)	—
Citadel Securities LLC	660,679	(660,679)	—
Cowen Execution Services LLC	69,472	(69,472)	—
Deutsche Bank Securities Inc	711,506	(711,506)	—
Goldman Sachs & Co. LLC	449,548	(449,548)	—
HSBC Bank PLC	533	(533)	—
J.P. Morgan Securities LLC	3,980,518	(3,980,518)	—
Morgan Stanley & Co. LLC	2,990,205	(2,990,205)	—
Scotia Capital (USA) Inc	114,699	(114,699)	—
State Street Bank and Trust Company	65,534	(65,534)	—
Total	$10,713,823	$(10,713,823)	$—

(1)
Collateral with a fair value of  $10,959,155 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of December 31, 2019:
	Paid-in Capital	Distributable Earnings
SmallCap Opportunities	$(909,962)	$909,962
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2019		Year Ended December 31, 2018
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
MidCap Opportunities	$114,247,478	$122,342,120	$69,329,269	$140,963,860
SmallCap Opportunities	12,310,029	33,545,953	19,548,264	46,339,915
The tax-basis components of distributable earnings as of December 31, 2019 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
MidCap Opportunities	$9,693,744	$97,409,707	$288,327,474
SmallCap Opportunities	—	1,377,905	18,364,614
At December 31, 2019, the Portfolios did not have any capital loss carryovers for U.S. federal income tax purposes.
The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.
As of December 31, 2019, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2015.
NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS
The Portfolios have made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards

NOTES TO FINANCIAL STATEMENTS as of December 31, 2019 (continued)

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Portfolios have concluded that the change in accounting principle does not materially impact the financial statement amounts.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Portfolios have elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Portfolios’ financial statements. The Portfolios plan to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Portfolios are currently evaluating the impact of these changes on the financial statements.
NOTE 13 — AUDITOR CHANGE (UNAUDITED)
On September 12, 2019, KPMG LLP (“KPMG”) was dismissed as the independent registered public accounting firm to the Trust, on behalf of the Portfolios, upon completion of the audit for the fiscal year ended December 31, 2019. The decision to change independent registered public accounting firms was recommended by the Audit Committee of the Board and was approved by the Board.
KPMG’s reports on the Portfolios’ financial statements for the fiscal years ended December 31, 2019 and December 31, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.
During the fiscal years ended December 31, 2019 and December 31, 2018: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Portfolios’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
On September 12, 2019, based on the recommendation of the Audit Committee of the Board, the Board approved the selection of Ernst & Young LLP (“EY”) as the Portfolios’ independent registered public accounting firm for the fiscal year ending December 31, 2020. During the Portfolios’ fiscal years ended December 31, 2019 and December 31, 2018, neither the Portfolios, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Portfolios’ financial statements; or (ii) concerned the subject of a disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).
NOTE 14 — SUBSEQUENT EVENTS
Expense Limitation Agreement: On January 24, 2020 the Board approved implementing a side letter expense limitation agreement with respect to SmallCap Opportunities. Effective January 1, 2020, the new non-recoupable side letter agreement, through May 1, 2021, is 1.35% 0.85%, 0.85%, 1.10% and 1.25% for Class ADV, Class I, Class R6, Class S and Class S2, respectively.
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.3%
	Communication Services: 3.9%
1,104,868 (1)	Altice USA, Inc.	$30,207,091	1.5
408,248 (1)(2)	Live Nation Entertainment, Inc.	29,177,485	1.5
142,822 (3)	Other Securities	17,485,697	0.9
		76,870,273	3.9
	Consumer Discretionary: 15.3%
141,252 (1)	Burlington Stores, Inc.	32,209,694	1.6
262,137	Darden Restaurants, Inc.	28,575,554	1.5
110,450	Domino’s Pizza, Inc.	32,448,001	1.7
251,616 (1)	Five Below, Inc.	32,171,622	1.6
314,347	Hilton Worldwide Holdings, Inc.	34,864,226	1.8
143,229 (1)	O’Reilly Automotive, Inc.	62,771,541	3.2
333,656 (1)	Planet Fitness, Inc.	24,917,430	1.3
219,440	Ross Stores, Inc.	25,547,205	1.3
371,950 (3)(4)	Other Securities	25,891,606	1.3
		299,396,879	15.3
	Consumer Staples: 3.2%
271,260	Church & Dwight Co., Inc.	19,080,428	1.0
170,800	Hershey Co.	25,104,184	1.3
93,896	Other Securities	17,816,766	0.9
		62,001,378	3.2
	Energy: 1.1%
370,259 (4)	Other Securities	21,481,901	1.1

	Financials: 4.6%
276,734	LPL Financial Holdings, Inc.	25,528,711	1.3
132,724	MSCI, Inc. - Class A	34,266,682	1.7
376,153	Other Securities	30,968,872	1.6
		90,764,265	4.6
	Health Care: 15.2%
180,196 (1)	Amedisys, Inc.	30,078,316	1.5
392,453 (1)	BioMarin Pharmaceutical, Inc.	33,181,901	1.7
589,066 (1)	Centene Corp.	37,034,579	1.9
197,073 (1)	Charles River Laboratories International, Inc.	30,104,871	1.6
45,779	Chemed Corp.	20,108,884	1.0
221,796 (1)	DexCom, Inc.	48,515,657	2.5
238,491 (1)	Exact Sciences Corp.	22,055,648	1.1
307,437 (1)	Incyte Corp., Ltd.	26,845,399	1.4
154,978 (1)	Veeva Systems, Inc.	21,799,205	1.1
394,857 (3)(4)	Other Securities	26,940,862	1.4
		296,665,322	15.2
	Industrials: 16.8%
451,977	Ametek, Inc.	45,080,186	2.3
480,793	Delta Air Lines, Inc.	28,116,775	1.5
242,724	Hubbell, Inc.	35,879,462	1.8
358,229	Ingersoll-Rand PLC - Class A	47,615,799	2.4
177,191	L3Harris Technologies, Inc.	35,060,783	1.8
1,087,505	Quanta Services, Inc.	44,272,328	2.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
54,891	Roper Technologies, Inc.	$19,444,039	1.0
62,843 (2)	TransDigm Group, Inc.	35,192,080	1.8
413,566	Waste Connections, Inc.	37,547,657	1.9
		328,209,109	16.8
	Information Technology: 33.5%
891,692 (1)	Advanced Micro Devices, Inc.	40,892,995	2.1
202,012 (1)	Aspen Technology, Inc.	24,429,311	1.2
393,700	Booz Allen Hamilton Holding Corp.	28,003,881	1.4
177,360 (2)	CDW Corp.	25,334,102	1.3
388,238	Entegris, Inc.	19,446,841	1.0
53,204 (1)	Fair Isaac Corp.	19,934,475	1.0
255,030	Fidelity National Information Services, Inc.	35,472,123	1.8
629,836 (1)	Fiserv, Inc.	72,827,937	3.7
301,306 (1)	Five9, Inc.	19,759,648	1.0
432,416	Flir Systems, Inc.	22,515,901	1.2
271,033	Global Payments, Inc.	49,479,784	2.5
390,314 (1)	GoDaddy, Inc.	26,510,127	1.4
151,240	Lam Research Corp.	44,222,576	2.3
220,566	Motorola Solutions, Inc.	35,542,005	1.8
161,764	NXP Semiconductor NV - NXPI - US	20,586,087	1.1
241,896 (1)	Proofpoint, Inc.	27,764,823	1.4
318,536 (1)	Synopsys, Inc.	44,340,211	2.3
164,280 (1)	Zebra Technologies Corp.	41,963,683	2.1
257,444 (1)	Zendesk, Inc.	19,727,934	1.0
306,179 (3)	Other Securities	37,755,951	1.9
		656,510,395	33.5
	Materials: 3.0%
796,195 (3)	Other Securities	57,641,908	3.0

	Real Estate: 2.7%
145,583	SBA Communications Corp.	35,084,047	1.8
263,348	Other Securities	18,537,066	0.9
		53,621,113	2.7
	Total Common Stock (Cost $1,650,460,837)	1,943,162,543	99.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.3%
	Commercial Paper: 0.3%
775,000 (5)	Banco Santander S.A., 1.950%, 02/05/2020	773,607	0.0
375,000 (5)	DBS Bank Ltd., 1.710%, 01/07/2020	374,882	0.0
575,000 (5)	DBS Bank Ltd., 1.820%, 02/18/2020	573,600	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Commercial Paper (continued)
650,000 (5)	Le Mouvement Des Caisses Desjardins, 1.850%, 02/10/2020	$648,725	0.0
675,000 (5)	LMA Americas LLC, 1.800%, 01/27/2020	674,010	0.1
300,000 (5)	LMA Americas LLC, 2.000%, 01/31/2020	299,510	0.0
750,000 (5)	Nederlandse Waterschapsbank, 1.870%, 02/12/2020	748,454	0.0
800,000 (5)	Oversea-Chinese Banking Corp., Ltd., 1.900%, 02/11/2020	798,275	0.1
675,000 (5)	Starbird Funding Corp., 1.840%, 03/02/2020	672,847	0.0
	Total Commercial Paper (Cost $5,563,910)	5,563,910	0.3

	Floating Rate Notes: 0.6%
725,000 (5)	Australia & New Zealand Banking Group Ltd., 1.920%, 04/09/2020	725,210	0.1
250,000 (5)	Australia & New Zealand Banking Group Ltd., 1.940%, 05/20/2020	249,989	0.0
900,000 (5)	Bank of Nova Scotia, 1.940%, 05/08/2020	899,933	0.0
275,000 (5)	BNP Paribas, 1.950%, 05/14/2020	275,020	0.0
990,000 (5)	Commonwealth Bank of Australia, 1.940%, 06/10/2020	989,998	0.1
600,000 (5)	Coöperatieve Rabobank U.A., 1.980%, 04/20/2020	600,168	0.0
775,000 (5)	Crédit Industriel et Commercial, 1.950%, 04/09/2020	775,130	0.0
500,000 (5)	Credit Suisse Group AG, 1.890%, 04/17/2020	500,224	0.0
700,000 (5)	Mitsubishi UFJ Financial Group, Inc., 1.970%, 03/18/2020	700,133	0.1
250,000 (5)	Mitsubishi UFJ Financial Group, Inc., 1.980%, 05/26/2020	250,019	0.0
350,000 (5)	Mizuho Financial Group Inc., 1.960%, 05/05/2020	350,015	0.0
550,000 (5)	Mizuho Financial Group Inc., 2.010%, 05/22/2020	550,026	0.1
625,000 (5)	National Bank Of Canada, 1.990%, 05/01/2020	625,080	0.0
650,000 (5)	Skandinaviska Enskilda Banken AB, 1.950%, 05/11/2020	650,021	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Floating Rate Notes (continued)
300,000 (5)	Skandinaviska Enskilda Banken AB, 2.010%, 05/26/2020	$300,036	0.0
600,000 (5)	Sumitomo Mitsui Trust Holdings, Inc., 1.980%, 05/07/2020	599,993	0.0
500,000 (5)	The Norinchukin Bank, 2.050%, 04/24/2020	500,180	0.0
300,000 (5)	The Sumitomo Mitsui Financial Group, 1.930%, 06/05/2020	299,934	0.0
650,000 (5)	The Sumitomo Mitsui Financial Group, 1.970%, 05/12/2020	649,890	0.1
625,000 (5)	Westpac Banking Corp, 1.830%, 02/10/2020	625,050	0.0
	Total Floating Rate Notes (Cost $11,116,049)	11,116,049	0.6

	Repurchase Agreements: 1.4%
11,183,103 (5)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $11,184,083, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $11,407,779, due 01/15/20-11/15/48)	11,183,103	0.5
1,872,498 (5)	Industrial & Comm. Bank of China, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,872,659, collateralized by various U.S. Government Securities, 2.375%-3.000%, Market Value plus accrued interest $1,909,948, due 02/29/24-02/15/47)	1,872,498	0.1
11,183,103 (5)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $11,184,065, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $11,406,766, due 06/30/21-12/01/49)	11,183,103	0.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
3,566,592 (5)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $3,566,934, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $3,638,022, due 04/15/21-02/15/47)	$3,566,592	0.2
	Total Repurchase Agreements (Cost $27,805,296)	27,805,296	1.4

	Certificates of Deposit: 0.1%
250,000 (5)	Deutscher Sparkassen- und Giroverband, 1.860%, 02/13/2020	250,071	0.0
925,000 (5)	Dz Bank Ag Deutsche Zentral-Genossenschaftsbank, 1.830%, 02/13/2020	924,925	0.0
950,000 (5)	Landesbank Baden-Wurttemberg, 1.830%, 01/16/2020	950,033	0.1
450,000 (5)	The Norinchukin Bank, 1.900%, 03/05/2020	450,038	0.0
550,000 (5)	Toronto-Dominion Bank, 1.850%, 03/18/2020	550,083	0.0
	Total Certificates of Deposit (Cost $3,125,150)	3,125,150	0.1

	Mutual Funds: 0.9%
16,388,000 (6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%	16,388,000	0.9
414,000 (5)(6)	Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class, 1.510%	414,000	0.0
Principal Amount†	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds (continued)
Total Mutual Funds (Cost $16,802,000)	$16,802,000	0.9
Total Short-Term Investments (Cost $64,412,405)	64,412,405	3.3
Total Investments in Securities (Cost $1,714,873,242)	$2,007,574,948	102.6
Liabilities in Excess of Other Assets	(50,450,294)	(2.6)
Net Assets	$1,957,124,654	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
The grouping contains non-income producing securities.

(4)
The grouping contains securities on loan.

(5)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Portfolio	as of December 31, 2019 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock*	$1,943,162,543	$—	$—	$1,943,162,543
Short-Term Investments	16,802,000	47,610,405	—	64,412,405
Total Investments, at fair value	$1,959,964,543	$47,610,405	$—	$2,007,574,948

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $1,719,247,837.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$307,895,422
Gross Unrealized Depreciation	(19,567,948)
Net Unrealized Appreciation	$288,327,474
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya SmallCap Opportunities Portfolio	as of December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.0%
	Communication Services: 2.3%
596,193 (1)	Other Securities	$7,807,950	2.3

	Consumer Discretionary: 13.1%
93,034 (2)	Chegg, Inc.	3,526,919	1.0
63,542 (2)	CROCS, Inc.	2,661,774	0.8
21,207 (2)	Deckers Outdoor Corp.	3,581,014	1.1
25,085 (2)	Helen of Troy Ltd.	4,510,032	1.3
40,750 (2)	LGI Homes, Inc.	2,878,988	0.9
680,720 (1)(3)	Other Securities	26,829,259	8.0
		43,987,986	13.1
	Consumer Staples: 3.9%
132,629 (2)(4)	BJ’s Wholesale Club Holdings, Inc.	3,015,983	0.9
101,846 (2)	Performance Food Group Co.	5,243,032	1.6
121,649 (1)(3)	Other Securities	4,767,347	1.4
		13,026,362	3.9
	Energy: 1.0%
338,526 (1)	Other Securities	3,484,806	1.0

	Financials: 4.0%
67,064	Essent Group Ltd.	3,486,657	1.1
46,565	FirstCash, Inc.	3,754,536	1.1
82,289	Other Securities	6,099,832	1.8
		13,341,025	4.0
	Health Care: 27.1%
24,787 (2)	Amedisys, Inc.	4,137,446	1.2
44,769 (2)	Arrowhead Pharmaceuticals, Inc.	2,839,698	0.9
23,374	Conmed Corp.	2,613,914	0.8
25,904 (2)	Haemonetics Corp.	2,976,370	0.9
24,334	Hill-Rom Holdings, Inc.	2,762,639	0.8
106,158 (2)	HMS Holdings Corp.	3,142,277	0.9
33,991 (2)	Novocure Ltd.	2,864,422	0.9
47,137 (2)	Repligen Corp.	4,360,173	1.3
126,468 (2)	Select Medical Holdings Corp.	2,951,763	0.9
49,801 (2)	Syneos Health, Inc.	2,961,914	0.9
1,737,157 (1)(3)	Other Securities	59,016,004	17.6
		90,626,620	27.1
	Industrials: 21.5%
113,250 (2)	Air Transport Services Group, Inc.	2,656,845	0.8
41,007 (2)	ASGN, Inc.	2,910,267	0.9
48,552	Brink’s Co.	4,402,695	1.3
32,087	Crane Co.	2,771,675	0.8
45,182	EMCOR Group, Inc.	3,899,207	1.2
58,380	Exponent, Inc.	4,028,804	1.2
47,323 (2)	Generac Holdings, Inc.	4,760,221	1.4
30,450	Insperity, Inc.	2,619,918	0.8
38,649	John Bean Technologies Corp.	4,354,196	1.3
30,466	Regal Beloit Corp.	2,608,194	0.8
33,608	Simpson Manufacturing Co., Inc.	2,696,370	0.8
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
42,278	Tetra Tech, Inc.	$3,642,673	1.1
46,339 (2)	Trex Co., Inc.	4,164,949	1.2
57,183	US Ecology, Inc.	3,311,468	1.0
28,762	Watts Water Technologies, Inc.	2,869,297	0.9
26,937	Woodward, Inc.	3,190,418	0.9
347,597 (1)	Other Securities	17,139,227	5.1
		72,026,424	21.5
	Information Technology: 19.1%
48,614 (2)	Advanced Energy Industries, Inc.	3,461,317	1.0
58,653 (2)	Cornerstone OnDemand, Inc.	3,434,133	1.0
50,826	CSG Systems International, Inc.	2,631,770	0.8
52,852 (2)	Envestnet, Inc.	3,680,085	1.1
90,262	EVERTEC, Inc.	3,072,518	0.9
54,320 (2)	Five9, Inc.	3,562,306	1.1
48,686	j2 Global, Inc.	4,562,365	1.4
29,402 (2)	OSI Systems, Inc.	2,961,957	0.9
45,501 (2)	Q2 Holdings, Inc.	3,689,221	1.1
62,943 (2)	Rapid7, Inc.	3,526,067	1.0
69,913 (2)	Semtech Corp.	3,698,398	1.1
35,405 (2)	Silicon Laboratories, Inc.	4,106,272	1.2
244,110 (2)	Viavi Solutions, Inc.	3,661,650	1.1
420,504 (1)(3)	Other Securities	17,944,525	5.4
		63,992,584	19.1
	Materials: 3.2%
48,529	Sensient Technologies Corp.	3,207,282	1.0
170,812	Other Securities	7,361,579	2.2
		10,568,861	3.2
	Real Estate: 2.8%
48,047	Ryman Hospitality Properties	4,163,753	1.3
138,637	Other Securities	5,031,401	1.5
		9,195,154	2.8
	Total Common Stock (Cost $303,399,460)	328,057,772	98.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.3%
	Repurchase Agreements: 3.3%
2,550,862 (5)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $2,551,081, collateralized by various U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $2,602,106, due 09/01/24-11/01/49)	2,550,862	0.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya SmallCap Opportunities Portfolio	as of December 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
755,707 (5)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $755,773, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $770,890, due 01/15/20-11/15/48)	$755,707	0.2
2,550,862 (5)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $2,551,081, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $2,601,879, due 02/13/20-09/20/69)	2,550,862	0.7
2,550,862 (5)	Jefferies LLC, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $2,551,083, collateralized by various U.S. Government Securities, 0.000%-2.875%, Market Value plus accrued interest $2,601,880, due 01/28/20-05/15/27)	2,550,862	0.8
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
2,550,862 (5)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $2,551,081, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,601,879, due 06/30/21-12/01/49)	$2,550,862	0.8
	Total Repurchase Agreements
	Total Short-Term Investments (Cost $10,959,155)	10,959,155	3.3
	Total Investments in Securities (Cost $314,358,615)	$339,016,927	101.3
	Liabilities in Excess of Other Assets	(4,303,117)	(1.3)
	Net Assets	$334,713,810	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains non-income producing securities.

(2)
Non-income producing security.

(3)
The grouping contains securities on loan.

(4)
Security, or a portion of the security, is on loan.

(5)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock*	$328,057,772	$—	$—	$328,057,772
Short-Term Investments	—	10,959,155	—	10,959,155
Total Investments, at fair value	$328,057,772	$10,959,155	$—	$339,016,927

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya SmallCap Opportunities Portfolio	as of December 31, 2019 (continued)

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $320,652,313.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$33,099,212
Gross Unrealized Depreciation	(14,734,598)
Net Unrealized Appreciation	$18,364,614

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2019 were as follows:
Portfolio Name	Type	Per Share Amount
Voya MidCap Opportunities Portfolio
Class ADV	NII	$0.0081
Class I	NII	$0.0360
Class R6	NII	$0.0360
Class S	NII	$0.0153
Class S2	NII	$0.0108
All Classes	STCG	$0.7986
All Classes	LTCG	$0.8822
Voya SmallCap Opportunities Portfolio
Class ADV	NII	$—
Class I	NII	$—
Class R6	NII	$—
Class S	NII	$—
Class S2	NII	$—
All Classes	STCG	$0.8305
All Classes	LTCG	$2.2632

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended December 31, 2019, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya MidCap Opportunities Portfolio	15.75%
Voya SmallCap Opportunities Portfolio	17.98%
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya MidCap Opportunities Portfolio	$122,342,120
Voya SmallCap Opportunities Portfolio	$33,545,953
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee Chairperson	November 2007 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	146	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	146	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	146	Wisconsin Energy Corporation (June 2006 – Present); The Royce Fund (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 69	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	146	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	146	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	146	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	October 2015 – Present	Retired.	146	None.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	146	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2020.

*
Effective December 31, 2019, Russell H. Jones and Roger B. Vincent each retired as a Trustee of the Board.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 51	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 69	Executive Vice President Chief Investment Risk Officer	November 1999 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 61	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 − Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 49	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 –Present) and Voya Funds Services, LLC (July 2012 –Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	November 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 43	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Secretary	January 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Assistant Secretary	January 2020 – Present	Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND
SUB-ADVISORY CONTRACTS
At a meeting held on November 21, 2019, the Board of Trustees (“Board”) of Voya Variable Products Trust (the “Trust”), including a majority of the Independent Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of Voya MidCap Opportunities Portfolio and Voya SmallCap Opportunities Portfolio, each a series of the Trust (the “Portfolios”), and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”) for an additional one year period ending November 30, 2020. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.
In addition to the Board meeting on November 21, 2019, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2019, and November 19, 2019, specifically to review and consider materials related to the proposed continuance of the Contracts that they believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC meets several times throughout the year to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”) related to the investment management and sub-advisory contract renewal process. The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process. In addition, the Independent Trustees periodically have retained, including most recently in 2018, an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Contracts were appropriate.
Portfolio Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted the breakpoints in management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, in addition to the management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the
Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered at its October 9, 2019, November 19, 2019, and/or November 21, 2019 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2019. In addition, the Board also considered at its October 9, 2019, November 19, 2019, and November 21, 2019 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
Voya MidCap Opportunities Portfolio
In considering whether to approve the renewal of the Contracts for Voya MidCap Opportunities Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the ten-year period, the third quintile for the five-period, the fourth quintile for the one-year and three-year periods, and the fifth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of security selection on the Portfolio’s performance; (2) the competitiveness of the Portfolio’s performance during certain periods; and (3) the addition of a new member of the Portfolio’s portfolio management team effective August 1, 2019.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya SmallCap Opportunities Portfolio
In considering whether to approve the renewal of the Contracts for Voya SmallCap Opportunities Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the year-to-date and ten-year periods, the fourth quintile for the five-year period, and the fifth quintile for the one-year and three-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed. In analyzing this performance data, the Board took into account Management’s representations regarding: (1) the competitiveness of the Portfolio’s performance during certain periods; (2) the impact of security selection and sector allocations on the Portfolio’s performance; and (3) its confidence in the Sub-Adviser’s ability to achieve the Portfolio’s investment objective.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as directed by the Board during the 2019 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective January 1, 2020; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-VPT          (1219-021320)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $46,130 for the year ended December 31, 2019 and $46,130 for the year ended December 31, 2018.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2019 and $5,400 for the year ended December 31, 2018.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $10,750 for the year ended December 31, 2019 and $14,213 for the year ended December 31, 2018. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $835 for the year ended December 31, 2019 and $0 for the year ended December 31, 2018.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 16, 2018

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee [1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre- Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit

Audit of summary portfolio of investments	√	Not to exceed $565 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter

Training courses		√	Not to exceed
$5,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee [2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre- Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre- Approval Period

Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre- Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year- end reporting for 1099’s and similar routine tax consultations as requested.	√		Not to exceed $120,000 during the Pre- Approval Period

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre- Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	√	√	Not to exceed $5,700 per Fund during the Pre-
Approval
Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.			Period

Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre- Approval Period

Appendix E

Prohibited Non-Audit Services

Dated:     January 1, 2019 to December 31, 2019

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.

VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS, INC.

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended December 31, 2019 and December 31, 2018; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2019	2018
Voya Variable Products Trust	$11,585	$19,613
Voya Investments, LLC (1)	$107,750	$38,950

__________________________________

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments filed herein.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees

Voya Variable Products Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya MidCap Opportunities Portfolio and Voya SmallCap Opportunities Portfolio (the “Funds”), each a series of Voya Variable Products Trust, including the summary portfolios of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and the related notes (collectively, the “financial statements”) the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments as of December 31, 2019 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements, financial highlights, and portfolios of investments present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements, financial highlights, and portfolios of investments are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, financial highlights, and portfolios of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements, financial highlights, and portfolios of investments. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts

February 13, 2020

Voya MidCap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.3%
	Communication Services: 3.9%
1,104,868 (1)	Altice USA, Inc.	$30,207,091	1.5
408,248 (1),(2)	Live Nation Entertainment, Inc.	29,177,485	1.5
142,822 (1)	Take-Two Interactive Software, Inc.	17,485,697	0.9
		76,870,273	3.9

	Consumer Discretionary: 15.3%
141,252 (1)	Burlington Stores, Inc.	32,209,694	1.6
262,137	Darden Restaurants, Inc.	28,575,554	1.5
110,450	Domino's Pizza, Inc.	32,448,001	1.6
251,616 (1)	Five Below, Inc.	32,171,622	1.6
314,347	Hilton Worldwide Holdings, Inc.	34,864,226	1.8
47,246 (1)	Lululemon Athletica, Inc.	10,945,481	0.6
143,229 (1)	O'Reilly Automotive, Inc.	62,771,541	3.2
333,656 (1)	Planet Fitness, Inc.	24,917,430	1.3
219,440	Ross Stores, Inc.	25,547,205	1.3
324,704 (2)	Service Corp. International	14,946,125	0.8
		299,396,879	15.3

	Consumer Staples: 3.2%
271,260	Church & Dwight Co., Inc.	19,080,428	1.0
93,896	Constellation Brands, Inc.	17,816,766	0.9
170,800	Hershey Co.	25,104,184	1.3
		62,001,378	3.2

	Energy: 1.1%
181,677 (2)	Continental Resources, Inc.	6,231,521	0.3
57,032	Diamondback Energy, Inc.	5,295,992	0.3
131,550	Oneok, Inc.	9,954,388	0.5
		21,481,901	1.1

	Financials: 4.6%
185,474	Intercontinental Exchange, Inc.	17,165,619	0.9
276,734	LPL Financial Holdings, Inc.	25,528,711	1.3
132,724	MSCI, Inc. - Class A	34,266,682	1.7
190,679	Progressive Corp.	13,803,253	0.7
		90,764,265	4.6

	Health Care: 15.2%
180,196 (1)	Amedisys, Inc.	30,078,316	1.5
392,453 (1)	BioMarin Pharmaceutical, Inc.	33,181,901	1.7
589,066 (1)	Centene Corp.	37,034,579	1.9
197,073 (1)	Charles River Laboratories International, Inc.	30,104,871	1.6
45,779	Chemed Corp.	20,108,884	1.0
221,796 (1)	DexCom, Inc.	48,515,657	2.5
238,491 (1)	Exact Sciences Corp.	22,055,648	1.1
235,369 (1),(2)	HealthEquity, Inc.	17,433,782	0.9
307,437 (1)	Incyte Corp., Ltd.	26,845,399	1.4

159,488 (1),(2)	Tandem Diabetes Care, Inc.	9,507,080	0.5
154,978 (1)	Veeva Systems, Inc.	21,799,205	1.1
		296,665,322	15.2

	Industrials: 16.8%
451,977	Ametek, Inc.	45,080,186	2.3
480,793	Delta Air Lines, Inc.	28,116,775	1.5
242,724	Hubbell, Inc.	35,879,462	1.8
358,229	Ingersoll-Rand PLC - Class A	47,615,799	2.4
177,191	L3Harris Technologies, Inc.	35,060,783	1.8
1,087,505	Quanta Services, Inc.	44,272,328	2.3
54,891	Roper Technologies, Inc.	19,444,039	1.0
62,843 (2)	TransDigm Group, Inc.	35,192,080	1.8
413,566	Waste Connections, Inc.	37,547,657	1.9
		328,209,109	16.8

	Information Technology: 33.5%
891,692 (1)	Advanced Micro Devices, Inc.	40,892,995	2.1
202,012 (1)	Aspen Technology, Inc.	24,429,311	1.2
125,282 (1)	Avalara, Inc.	9,176,907	0.5
393,700	Booz Allen Hamilton Holding Corp.	28,003,881	1.4
177,360 (2)	CDW Corp.	25,334,102	1.3
388,238	Entegris, Inc.	19,446,841	1.0
99,075 (1)	Euronet Worldwide, Inc.	15,610,257	0.8
53,204 (1)	Fair Isaac Corp.	19,934,475	1.0
255,030	Fidelity National Information Services, Inc.	35,472,123	1.8
629,836 (1)	Fiserv, Inc.	72,827,937	3.7
301,306 (1)	Five9, Inc.	19,759,648	1.0
432,416	Flir Systems, Inc.	22,515,901	1.1
271,033	Global Payments, Inc.	49,479,784	2.5
390,314 (1)	GoDaddy, Inc.	26,510,127	1.4
81,822 (1)	HubSpot, Inc.	12,968,787	0.7
151,240	Lam Research Corp.	44,222,576	2.3
220,566	Motorola Solutions, Inc.	35,542,005	1.8
161,764	NXP Semiconductor NV - NXPI - US	20,586,087	1.1
241,896 (1)	Proofpoint, Inc.	27,764,823	1.4
318,536 (1)	Synopsys, Inc.	44,340,211	2.3
164,280 (1)	Zebra Technologies Corp.	41,963,683	2.1
257,444 (1)	Zendesk, Inc.	19,727,934	1.0
		656,510,395	33.5

	Materials: 3.0%
136,251	Avery Dennison Corp.	17,824,356	0.9
376,302 (1)	Berry Global Group, Inc.	17,870,582	0.9
221,127 (1)	Crown Holdings, Inc.	16,040,553	0.9
62,515	LyondellBasell Industries NV - Class A	5,906,417	0.3
		57,641,908	3.0

	Real Estate: 2.7%
263,348	Equity Lifestyle Properties, Inc.	18,537,066	0.9

See Accompanying Notes to Financial Statements

3

Voya MidCap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (continued)

145,583	SBA Communications Corp.	35,084,047	1.8
		53,621,113	2.7

	Total Common Stock
	(Cost $1,650,460,837)	1,943,162,543	99.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.3%
	Commercial Paper: 0.3%
775,000 (3)	Banco Santander S.A., 1.950%, 02/05/2020	773,607	0.1
375,000 (3)	DBS Bank Ltd., 1.710%, 01/07/2020	374,882	0.0
575,000 (3)	DBS Bank Ltd., 1.820%, 02/18/2020	573,600	0.0
650,000 (3)	Le Mouvement Des Caisses Desjardins, 1.850%, 02/10/2020	648,725	0.0
675,000 (3)	LMA Americas LLC, 1.800%, 01/27/2020	674,010	0.0
300,000 (3)	LMA Americas LLC, 2.000%, 01/31/2020	299,510	0.0
750,000 (3)	Nederlandse Waterschapsbank, 1.870%, 02/12/2020	748,454	0.1
800,000 (3)	Oversea-Chinese Banking Corp., Ltd., 1.900%, 02/11/2020	798,275	0.1
675,000 (3)	Starbird Funding Corp., 1.840%, 03/02/2020	672,847	0.0

	Total Commercial Paper
	(Cost $5,563,910)	5,563,910	0.3

	Floating Rate Notes: 0.6%
725,000 (3)	Australia & New Zealand Banking Group Ltd., 1.920%, 04/09/2020	725,210	0.1
250,000 (3)	Australia & New Zealand Banking Group Ltd., 1.940%, 05/20/2020	249,989	0.0
900,000 (3)	Bank of Nova Scotia, 1.940%, 05/08/2020	899,933	0.1
275,000 (3)	BNP Paribas, 1.950%, 05/14/2020	275,020	0.0
990,000 (3)	Commonwealth Bank of Australia, 1.940%, 06/10/2020	989,998	0.1
600,000 (3)	Coöperatieve Rabobank U.A., 1.980%, 04/20/2020	600,168	0.0
775,000 (3)	Crédit Industriel et Commercial, 1.950%, 04/09/2020	775,130	0.1
500,000 (3)	Credit Suisse Group AG, 1.890%, 04/17/2020	500,224	0.0
700,000 (3)	Mitsubishi UFJ Financial Group, Inc., 1.970%, 03/18/2020	700,133	0.1
250,000 (3)	Mitsubishi UFJ Financial Group, Inc., 1.980%, 05/26/2020	250,019	0.0
350,000 (3)	Mizuho Financial Group Inc., 1.960%, 05/05/2020	350,015	0.0

550,000 (3)	Mizuho Financial Group Inc., 2.010%, 05/22/2020	550,026	0.0
625,000 (3)	National Bank Of Canada, 1.990%, 05/01/2020	625,080	0.0
650,000 (3)	Skandinaviska Enskilda Banken AB, 1.950%, 05/11/2020	650,021	0.1
300,000 (3)	Skandinaviska Enskilda Banken AB, 2.010%, 05/26/2020	300,036	0.0
600,000 (3)	Sumitomo Mitsui Trust Holdings, Inc., 1.980%, 05/07/2020	599,993	0.0
500,000 (3)	The Norinchukin Bank, 2.050%, 04/24/2020	500,180	0.0
300,000 (3)	The Sumitomo Mitsui Financial Group, 1.930%, 06/05/2020	299,934	0.0
650,000 (3)	The Sumitomo Mitsui Financial Group, 1.970%, 05/12/2020	649,890	0.0
625,000 (3)	Westpac Banking Corp, 1.830%, 02/10/2020	625,050	0.0

	Total Floating Rate Notes
	(Cost $11,116,049)	11,116,049	0.6

	Repurchase Agreements: 1.4%
11,183,103 (3)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $11,184,083, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $11,407,779, due 01/15/20-11/15/48)	11,183,103	0.5
1,872,498 (3)	Industrial & Comm. Bank of China, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $1,872,659, collateralized by various U.S. Government Securities, 2.375%-3.000%, Market Value plus accrued interest $1,909,948, due 02/29/24-02/15/47)	1,872,498	0.1
11,183,103 (3)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $11,184,065, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $11,406,766, due 06/30/21-12/01/49)	11,183,103	0.6

See Accompanying Notes to Financial Statements

4

Voya MidCap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (continued)

3,566,592 (3)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/19, 1.75%, due 01/02/20 (Repurchase Amount $3,566,934, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $3,638,022, due 04/15/21-02/15/47)	3,566,592	0.2

	Total Repurchase Agreements
	(Cost $27,805,296)	27,805,296	1.4

	Certificates of Deposit: 0.2%
250,000 (3)	Deutscher Sparkassen- und Giroverband, 1.860%, 02/13/2020	250,071	0.0
925,000 (3)	Dz Bank Ag Deutsche Zentral-Genossenschaftsbank, 1.830%, 02/13/2020	924,925	0.1
950,000 (3)	Landesbank Baden-Wurttemberg, 1.830%, 01/16/2020	950,033	0.1
450,000 (3)	The Norinchukin Bank, 1.900%, 03/05/2020	450,038	0.0
550,000 (3)	Toronto-Dominion Bank, 1.850%, 03/18/2020	550,083	0.0

	Total Certificates of Deposit
	(Cost $3,125,150)	3,125,150	0.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.8%
16,388,000 (4)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.500%	16,388,000	0.8
414,000 (3),(4)	Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class, 1.510%	414,000	0.0
	Total Mutual Funds
	(Cost $16,802,000)	16,802,000	0.9

	Total Short-Term Investments
	(Cost $64,412,405)	64,412,405	3.3

	Total Investments in Securities (Cost $1,714,873,242)	$2,007,574,948	102.6
	Liabilities in Excess of Other Assets	(50,450,294)	(2.6)
	Net Assets	$1,957,124,654	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.

(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2019.

See Accompanying Notes to Financial Statements

5

Voya SmallCap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.0%
	Communication Services: 2.3%
88,606 (1)	Boingo Wireless, Inc.	$970,236	0.3
51,788 (1)	Cargurus, Inc.	1,821,902	0.6
60,333	Cinemark Holdings, Inc.	2,042,272	0.6
124,190 (1)	Glu Mobile, Inc.	751,349	0.2
26,840 (1)	QuinStreet, Inc.	410,920	0.1
244,436 (1)	Vonage Holdings Corp.	1,811,271	0.5
		7,807,950	2.3

	Consumer Discretionary: 13.1%
144,644	American Eagle Outfitters, Inc.	2,126,267	0.6
75,112	Bloomin Brands, Inc.	1,657,722	0.5
83,755	Boyd Gaming Corp.	2,507,625	0.8
27,569	Brunswick Corp.	1,653,589	0.5
81,066	Callaway Golf Co.	1,718,599	0.5
19,578	Carter's, Inc.	2,140,658	0.6
93,034 (1)	Chegg, Inc.	3,526,919	1.1
63,542 (1)	CROCS, Inc.	2,661,774	0.8
91,571	Dana, Inc.	1,666,592	0.5
21,207 (1)	Deckers Outdoor Corp.	3,581,014	1.1
20,130 (1)	Five Below, Inc.	2,573,822	0.8
25,085 (1)	Helen of Troy Ltd.	4,510,032	1.3
30,298	Jack in the Box, Inc.	2,364,153	0.7
23,328	LCI Industries	2,499,129	0.7
40,750 (1)	LGI Homes, Inc.	2,878,987	0.9
12,487	Lithia Motors, Inc.	1,835,589	0.5
26,241 (1)	Planet Fitness, Inc.	1,959,678	0.6
3,149 (1),(2)	RH	672,311	0.2
41,792 (1),(2)	YETI Holdings, Inc.	1,453,526	0.4
		43,987,986	13.1

	Consumer Staples: 3.9%
132,629 (1),(2)	BJ's Wholesale Club Holdings, Inc.	3,015,983	0.9
46,136 (2)	Energizer Holdings, Inc.	2,316,950	0.7
75,513 (1)	Grocery Outlet Holding Corp.	2,450,397	0.7
101,846 (1)	Performance Food Group Co.	5,243,032	1.6
		13,026,362	3.9

	Energy: 1.0%
254,829 (1)	Callon Petroleum Co.	1,230,824	0.4
23,974 (1)	Dril-Quip, Inc.	1,124,620	0.3
59,723	Parsley Energy, Inc.	1,129,362	0.3
		3,484,806	1.0

	Financials: 4.0%
67,064	Essent Group Ltd.	3,486,657	1.1
31,038	Evercore, Inc.	2,320,401	0.7
46,565	FirstCash, Inc.	3,754,536	1.1
22,081	Kemper Corp.	1,711,278	0.5
29,170	Wintrust Financial Corp.	2,068,153	0.6
		13,341,025	4.0

	Health Care: 27.1%
64,963 (1),(2)	Aerie Pharmaceuticals, Inc.	1,570,156	0.5
24,787 (1)	Amedisys, Inc.	4,137,446	1.2
159,666 (1)	Amicus Therapeutics, Inc.	1,555,147	0.5

60,129 (1)	Amphastar Pharmaceuticals, Inc.	1,159,888	0.3
32,854 (1)	Arena Pharmaceuticals, Inc.	1,492,229	0.4
44,769 (1)	Arrowhead Pharmaceuticals, Inc.	2,839,698	0.8
27,359 (1)	Biohaven Pharmaceutical Holding Co. Ltd.	1,489,424	0.4
27,728 (1)	Blueprint Medicines Corp.	2,221,290	0.7
74,230 (1),(2)	Change Healthcare, Inc.	1,216,630	0.4
23,374	Conmed Corp.	2,613,914	0.8
38,030 (1)	Dicerna Pharmaceuticals, Inc.	837,801	0.2
22,947 (1)	Emergent Biosolutions, Inc.	1,237,991	0.4
34,820	Encompass Health Corp.	2,411,981	0.7
40,030 (1)	Epizyme, Inc.	984,738	0.3
39,772 (1)	FibroGen, Inc.	1,705,821	0.5
18,450 (1)	G1 Therapeutics, Inc.	487,633	0.1
24,793 (1)	Global Blood Therapeutics, Inc.	1,970,796	0.6
25,904 (1)	Haemonetics Corp.	2,976,370	0.9
24,334	Hill-Rom Holdings, Inc.	2,762,639	0.8
106,158 (1)	HMS Holdings Corp.	3,142,277	0.9
8,145 (1)	Homology Medicines, Inc.	168,601	0.0
88,166 (1)	Immunomedics, Inc.	1,865,593	0.6
19,766 (1)	Inogen, Inc.	1,350,611	0.4
63,352 (1)	Insmed, Inc.	1,512,846	0.5
16,401 (1)	Intercept Pharmaceuticals, Inc.	2,032,412	0.6
69,778 (1)	Iovance Biotherapeutics, Inc.	1,931,455	0.6
15,119 (1)	Krystal Biotech, Inc.	837,290	0.2
106,741 (1)	Lantheus Holdings, Inc.	2,189,258	0.7
31,702 (1)	Magellan Health, Inc.	2,480,681	0.7
62,797 (1)	Merit Medical Systems, Inc.	1,960,522	0.6
70,187 (1)	Momenta Pharmaceuticals, Inc.	1,384,789	0.4
26,506 (1)	MyoKardia, Inc.	1,931,890	0.6
33,991 (1)	Novocure Ltd.	2,864,422	0.9
29,480 (1)	Omnicell, Inc.	2,409,106	0.7
34,886 (1),(2)	PetIQ, Inc.	873,894	0.3
35,893 (1)	PTC Therapeutics, Inc.	1,723,941	0.5
22,786 (1)	Quidel Corp.	1,709,634	0.5
196,796 (1)	R1 RCM, Inc.	2,554,412	0.8
7,621 (1)	Reata Pharmaceuticals, Inc.	1,557,961	0.5
21,975 (1)	REGENXBIO, Inc.	900,316	0.3
47,137 (1)	Repligen Corp.	4,360,172	1.3
23,075 (1)	Rocket Pharmaceuticals, Inc.	525,187	0.2
126,468 (1)	Select Medical Holdings Corp.	2,951,763	0.9
49,801 (1)	Syneos Health, Inc.	2,961,914	0.9
34,667 (1)	Tandem Diabetes Care, Inc.	2,066,500	0.6
30,745 (1),(2)	Teladoc Health, Inc.	2,573,971	0.8
32,641 (1)	Ultragenyx Pharmaceutical, Inc.	1,394,097	0.4
22,161 (1)	UroGen Pharma Ltd.	739,513	0.2
		90,626,620	27.1

See Accompanying Notes to Financial Statements

6

Voya SmallCap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (continued)

	Industrials: 21.5%
113,250 (1)	Air Transport Services Group, Inc.	2,656,845	0.8
48,073	Altra Industrial Motion Corp.	1,740,723	0.5
41,007 (1)	ASGN, Inc.	2,910,267	0.9
48,552	Brink's Co.	4,402,695	1.3
32,087	Crane Co.	2,771,675	0.8
17,101	Curtiss-Wright Corp.	2,409,360	0.7
45,182	EMCOR Group, Inc.	3,899,207	1.2
58,380	Exponent, Inc.	4,028,804	1.2
22,268 (1)	FTI Consulting, Inc.	2,464,177	0.7
47,323 (1)	Generac Holdings, Inc.	4,760,221	1.4
30,450	Insperity, Inc.	2,619,918	0.8
38,649	John Bean Technologies Corp.	4,354,196	1.3
17,810	Lindsay Corp.	1,709,582	0.5
29,021	McGrath Rentcorp	2,221,267	0.7
30,466	Regal Beloit Corp.	2,608,194	0.8
24,827 (1)	Saia, Inc.	2,311,890	0.7
33,608	Simpson Manufacturing Co., Inc.	2,696,370	0.8
21,502	Tennant Co.	1,675,436	0.5
42,278	Tetra Tech, Inc.	3,642,673	1.1
46,339 (1)	Trex Co., Inc.	4,164,949	1.2
57,183	US Ecology, Inc.	3,311,468	1.0
28,762	Watts Water Technologies, Inc.	2,869,297	0.9
166,995 (1)	Welbilt, Inc.	2,606,792	0.8
26,937	Woodward, Inc.	3,190,418	0.9
		72,026,424	21.5

	Information Technology: 19.1%
48,614 (1)	Advanced Energy Industries, Inc.	3,461,317	1.0
9,423 (1)	CACI International, Inc.	2,355,656	0.7
51,307 (1)	Ciena Corp.	2,190,296	0.7
58,653 (1)	Cornerstone OnDemand, Inc.	3,434,133	1.0
50,826	CSG Systems International, Inc.	2,631,770	0.8
45,277 (1),(2)	Enphase Energy, Inc.	1,183,088	0.3
18,541	Entegris, Inc.	928,719	0.3
52,852 (1)	Envestnet, Inc.	3,680,085	1.1
6,355 (1)	Everbridge, Inc.	496,198	0.1
90,262	EVERTEC, Inc.	3,072,518	0.9
71,774 (1)	Evo Payments, Inc.	1,895,551	0.6
24,791 (1)	ExlService Holdings, Inc.	1,721,983	0.5
54,320 (1)	Five9, Inc.	3,562,305	1.1
48,686	j2 Global, Inc.	4,562,365	1.4
12,632 (1)	Lumentum Holdings, Inc.	1,001,718	0.3
59,970 (1)	Onto Innovation, Inc.	2,191,304	0.7
29,402 (1)	OSI Systems, Inc.	2,961,957	0.9
45,501 (1)	Q2 Holdings, Inc.	3,689,221	1.1
62,943 (1)	Rapid7, Inc.	3,526,067	1.0
37,737 (1)	RealPage, Inc.	2,028,364	0.6
82,697 (1)	SailPoint Technologies Holding, Inc.	1,951,649	0.6
69,913 (1)	Semtech Corp.	3,698,398	1.1
35,405 (1)	Silicon Laboratories, Inc.	4,106,272	1.2
244,110 (1)	Viavi Solutions, Inc.	3,661,650	1.1
		63,992,584	19.1

	Materials: 3.2%
37,526	Commercial Metals Co.	835,704	0.3
40,827	Compass Minerals International, Inc.	2,488,814	0.7
30,494	Minerals Technologies, Inc.	1,757,369	0.5
61,965	PolyOne Corp.	2,279,692	0.7
48,529	Sensient Technologies Corp.	3,207,282	1.0
		10,568,861	3.2

	Real Estate: 2.8%
72,696	Americold Realty Trust	2,548,722	0.8
65,941	Hudson Pacific Properties, Inc.	2,482,679	0.7
48,047	Ryman Hospitality Properties	4,163,753	1.3
		9,195,154	2.8

	Total Common Stock
	(Cost $303,399,460)	328,057,772	98.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.3%
	Repurchase Agreements: 3.3%
2,550,862 (3)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $2,551,081, collateralized by various U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $2,602,106, due 09/01/24-11/01/49)	2,550,862	0.8
755,707 (3)	Citadel Securities LLC, Repurchase Agreement dated 12/31/19, 1.60%, due 01/02/20 (Repurchase Amount $755,773, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $770,890, due 01/15/20-11/15/48)	755,707	0.2

See Accompanying Notes to Financial Statements

7

Voya SmallCap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2019 (continued)

2,550,862 (3)	Citigroup, Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $2,551,081, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $2,601,879, due 02/13/20-09/20/69)	2,550,862	0.7
2,550,862 (3)	Jefferies LLC, Repurchase Agreement dated 12/31/19, 1.58%, due 01/02/20 (Repurchase Amount $2,551,083, collateralized by various U.S. Government Securities, 0.000%-2.875%, Market Value plus accrued interest $2,601,880, due 01/28/20-05/15/27)	2,550,862	0.8
2,550,862 (3)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/19, 1.57%, due 01/02/20 (Repurchase Amount $2,551,081, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,601,879, due 06/30/21-12/01/49)	2,550,862	0.8

	Total Repurchase Agreements

	Total Short-Term Investments
	(Cost $10,959,155)	10,959,155	3.3

	Total Investments in Securities (Cost $314,358,615)	$339,016,927	101.3
	Liabilities in Excess of Other Assets	(4,303,117)	(1.3)
	Net Assets	$334,713,810	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements

8

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Auditor Change.

(a)(3)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(4)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Variable Products Trust

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 9, 2020

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 9, 2020